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                                                                   Exhibit 10.3

                 FOURTH SUPPLEMENT TO NOTE PURCHASE AGREEMENTS
                           AND STANDSTILL AGREEMENT
                           ------------------------

     This FOURTH SUPPLEMENT TO NOTE PURCHASE AGREEMENTS AND STANDSTILL AGREEMENT (the "Fourth Supplemental Agreement") is made and dated as of October 27, 2000, by and among Converse Inc. (the "Company"), and Libra Investments, Inc. ("Libra"), Foothill Partners III, L.P. ("Foothill"), DDJ Canadian High Yield Fund ("DDJ Canadian"), and B III Capital Partners, L.P. ("DDJ Capital") (Libra, Foothill, DDJ Canadian, and DDJ Capital collectively the "Purchasers" or individually a "Purchaser").

                                  WITNESSETH:

     WHEREAS, the Company and the Purchasers are parties to several substantially identical Note Purchase Agreements dated as of September 16, 1998, pursuant to which the Company issued and sold its 15% senior secured notes, in two series, in the aggregate principal amount of $28,642,687, as more fully set forth therein (the "Secured Notes"), which Note Purchase Agreements have been amended and modified in a Supplement to Note Purchase Agreements dated as of November 23, 1999, a Second Supplement to Note Purchase Agreements dated as of May 16, 2000, and a Third Supplement to Note Purchase Agreements dated as of June 30, 2000 (the Note Purchase Agreements, as amended and modified by the Supplement, the Second Supplement and the Third Supplement collectively the "Note Purchase Agreements" or individually a "Note Purchase Agreement"); and

     WHEREAS, the Company is a party to a Credit Agreement among the Company, the lenders from time to time party thereto (the "Lenders"), and BT Commercial Corporation as Agent (the "Bank Agent"), dated as of May 21, 1997, as amended and modified to date and as the same may hereafter be further amended and modified from time to time (the "Revolving Credit Agreement"); and

     WHEREAS, the Purchasers, BT Commercial Corporation as collateral agent (the "Collateral Agent"), and the Bank Agent are parties to a Collateral Agency and Intercreditor Agreement dated as of September 16, 1998 (the "Intercreditor Agreement"); and

     WHEREAS, on or about May 21, 1997, the Company issued its 7% Convertible Subordinated Notes due 2004 (the "Subordinated Notes") pursuant to an Indenture dated as of May 21, 1997 between the Company and First Union National Bank as Trustee (the "Indenture Trustee"), as amended and modified to date and as the same may hereafter be further amended and modified from time to time (the "Convertible Note Indenture"); and

     WHEREAS, the Company has been and continues to be in default under the Note Purchase Agreements, and by notice dated as of August 21, 2000 (the "August Notice of

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Actionable Default") the Purchasers have given notice to the Collateral Agent under Sections 5.1 and 5.3 of the Intercreditor Agreement preliminary to the exercise by the Collateral Agent of remedies under the Note Purchase Agreement and the Ancillary Documents; and

     WHEREAS, the Company and the Purchasers desire to further supplement the Note Purchase Agreements and desire to agree to forbearance with respect to the exercise of remedies under the Note Purchase Agreements and the Ancillary Documents, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, and on and subject to the terms and conditions hereof, the parties agree as follows:

     SECTION 1.  DEFINITIONS.  Unless otherwise defined herein, all capitalized
                 -----------
terms used in this Fourth Supplemental Agreement shall have the respective meanings assigned to such terms in the Note Purchase Agreements.

     SECTION 2.  CERTIFICATIONS OF PURCHASERS.  The Purchasers severally
                 ----------------------------
represent and warrant as follows:

     (a) Libra.  Libra is (i) the purchaser and remains the holder of that
         -----
Series A Secured Note in the original principal amount of $4,142,931 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity Libra is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

     (b) Foothill.  Foothill is (i) the purchaser and remains the holder of that
         --------
Series A Secured Note in the original principal amount of $10,357,328 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity Foothill is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

     (c) DDJ Canadian.  DDJ Canadian is (i) the purchaser and remains the holder
         ------------
of that Series A Secured Note in the original principal amount of $4,045,408 and that Series B Secured Note in the original principal amount of $1,478,400 and
(ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity DDJ Canadian is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

     (d) DDJ Capital.  DDJ Capital is (i) the purchaser and remains the holder
         -----------
of that Series A Secured Note in the original principal amount of $6,311,920 and that Series B Secured Note in the original principal amount of $2,306,700 and
(ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in

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such capacity DDJ Capital is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

     The Purchasers further represent and warrant that, as of the date of this Fourth Supplemental Agreement, Libra, Foothill, DDJ Canadian, and DDJ Capital collectively own 100% of the principal outstanding in respect of the Secured Notes, and therefore constitute all of the Purchasers, as well as the "Required Holders" as such term is defined in the Intercreditor Agreement.

          SECTION 3.  ACKNOWLEDGMENT OF COMPANY. The Company acknowledges, as of
                      -------------------------
the date of this Fourth Supplemental Agreement, the following Defaults or Events of Default under the Note Purchase Agreements:

          (a) Failure to pay the principal balance of the Series A Secured Notes and Series B Secured Notes on the Initial Maturity Date, which failure is continuing (the "Principal Default").

          (b) Failure to pay interest due and payable to date with respect to the Series A Secured Notes and Series B Notes, which failure is continuing (the "Interest Default").

          (c)  Failure to maintain the minimum EBITDA as required pursuant to
     Section 9.7 of the Note Purchase Agreements, which failure is continuing (the "EBITDA Default"), failure to maintain the required reserve amount of $5,750,000 pursuant to Section 9.15 of the Note Purchase Agreements, which failure is continuing (the "Reserve Default"), and failure to furnish financial information, reports and notices pursuant to subsections (a)(i),
     (a)(ii), (a)(iii) and (c) of Section 8.1 of the Note Purchase Agreements, which failure is continuing (the "Financial Information Defaults").

          (d) Default under the Credit Agreement, which default is continuing (the "Credit Agreement Cross Default").

          (e) Default under the Convertible Note Indenture, which default is continuing (the "Indenture Cross Default").

The Credit Agreement Cross Default and the Indenture Cross Default, together with such additional defaults as may have occurred or as may hereafter occur under the Credit Agreement or the Convertible Note Indenture, and together with such Defaults or Events of Default as may have occurred or as may hereafter occur under Section 10.1(f) of the Note Purchase Agreements, are hereinafter sometimes collectively referred to as the "Cross Defaults". The Cross Defaults and the Principal Default are hereinafter sometimes collectively referred to as the "Continuing Defaults". The Principal Default and the Interest Default constitute "Actionable Payment Defaults" as such term is defined under the Intercreditor Agreement. The EBITDA Default, the Reserve Default, the

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Financial Information Defaults and the Cross Defaults constitute "Actionable
Other Defaults" as such term is defined under the Intercreditor Agreement.

          SECTION 4.  CONDITIONS.  The effectiveness of the amendments and
                      ----------
modification, waivers, and forbearance set forth herein is subject to satisfaction, on the date of this Fourth Supplemental Agreement, of the following conditions:

          (a) The Company shall pay the Purchasers all interest accrued to date and to accrue to and including October 31, 2000 under the Secured Notes, calculated at the pre-default and pre-maturity rate of interest notwithstanding the Defaults and Events of Default existing as of and continuing after the date of this Fourth Supplemental Agreement.

          (b) The Company shall pay the Purchasers a supplement fee in the aggregate sum of $71,607, to be distributed among the Purchasers such that the amount remitted to each such Purchaser as its share of the supplement fee shall be determined by multiplying $71,607 by the percentage calculated by dividing the principal amount of the Secured Notes held by such Purchaser as of the date hereof by the aggregate principal amount of the Secured Notes held by all the Purchasers as of the date hereof.

          SECTION 5.  AMENDMENT AND WAIVER.  The Purchasers and the Company
                      --------------------
agree to amend and modify and waive the terms and conditions of the Note Purchase Agreements, as of the date of this Fourth Supplemental Agreement, as follows:

          (a) From and after the date hereof and upon satisfaction of the conditions set forth in Section 4 of this Fourth Supplemental Agreement,
     (i) the EBITDA Default is hereby waived by the Purchasers, and compliance with Section 9.7 of the Note Purchase Agreements is waived by the Purchasers until (but only until) the Forbearance Termination Date, (ii) the Reserve Default is hereby waived by the Purchasers, and the provisions of Section 9.15 of the Note Purchase Agreements are deleted in their entirety, and (iii) the Financial Information Defaults are hereby waived by the Purchasers, and compliance with Section 8.1(a)(iii) of the Note Purchase Agreements with respect to any statement concerning the Continuing Defaults and the EBITDA Default is hereby waived by the Purchasers until (but only until) the Forbearance Termination Date.

          (b) From and after the date hereof and upon satisfaction of the conditions set forth in Section 4 of this Fourth Supplemental Agreement, the Interest Defaults are hereby waived by the Purchasers, and until the Forbearance Termination Date (as determined pursuant to Section 6 of this Fourth Supplemental Agreement) interest accruing on and after November 1, 2000 under the Secured Notes shall be calculated at the pre-maturity and pre-default rate of interest notwithstanding the Defaults and Events of Default existing as of and continuing after the date of this Fourth Supplemental Agreement, and such interest shall be paid, in arrears, monthly instead of quarterly, on the last day of each calendar month or, if sooner, on the Forbearance Termination Date.

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          (c) The provisions of Section 8.8 of the Note Purchase Agreements are
     deleted in their entirety and hereby replaced with the following provisions:

          The Company (i) except as otherwise permitted pursuant to Section 9.5, shall maintain its corporate existence, shall maintain in full force and effect all material licenses, bonds, franchise, leases, qualifications to do business, trademarks, patents, contracts and other rights necessary for the conduct of the businesses from time to time operated by the Company, (ii) shall continue in, and limit its operations to, the same general lines of business as that presently conducted by it and reasonable extensions thereof, except that the Company may discontinue its North American manufacturing operations in connection with the conversion to a primary business focus on licensing and brand management, and (iii) shall comply with all applicable laws and regulations of any federal, state or local governmental authority, except in each case when noncompliance with the foregoing would not, in the aggregate, have a Material Adverse Effect.

          (d) The provisions of Section 9.5 of the Note Purchase Agreements are hereby amended by deleting the parenthetical phrase at the end of subsection (b) and replacing the same with the following parenthetical phrase: "(so long as the Company shall continue to be operated in the same general types of licensing and branding businesses as now conducted and reasonable extensions thereof, in accordance with Section 8.8)".

          SECTION 6.  FORBEARANCE. Subject to the conditions set forth in
                      -----------
Section 4 hereof, from and after the date hereof and until the Forbearance Termination Date, the Purchasers agree as follows:

          (a) to forbear from exercising remedies under or in connection with the Note Purchase Agreements,

          (b) to forbear from exercising remedies, or rights preliminary or prerequisite to remedies, under or in connection with the Intercreditor Agreement and the Ancillary Documents, including but not limited to any right to (i) give any "Notice of Actionable Default" (as such term is defined under the Intercreditor Agreement), (ii) give or direct the giving of notices to account debtors, or (iii) request or direct any exercise of remedies with respect to the Collateral under the Intercreditor Agreement by reason of any Actionable Payment Default or Actionable Other Default, and

          (c) to advise the Collateral Agent to take no action under or in connection with the Intercreditor Agreement or the Ancillary Documents by reason of any Actionable Payment Default or Actionable Other Default.

The "Forbearance Termination Date" shall be the earliest to occur of: (i) January 31, 2001; (ii) an Event of Default other than the Continuing Defaults under the Note Purchase Agreements, as amended and modified by this Fourth Supplemental Agreement; (iii) declaration of acceleration,

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by the lenders under the Credit Agreement or the Bank Agent (as such term is defined in the Intercreditor Agreement), of all of the obligations owed to the lenders under the Credit Agreement by reason of an event of default thereunder;
(iv) refusal by the lenders under the Credit Agreement or the Bank Agent to make loans and advances requested by the Company for more than five (5) consecutive Business Days as a result of an event of default under the Credit Agreement; and
(v) or other exercise by such lenders or the Bank Agent of any material rights and remedies with respect to foreclosure or realization on the Collateral.

          From and after the Forbearance Termination Date, however, the Purchasers shall be free to proceed to enforce any or all of rights and remedies that the Purchasers may have under or in respect of the Note Purchase Agreements, as amended and modified by the Fourth Supplemental Agreement, or under or in respect of the Ancillary Documents or the Intercreditor Agreement.

          SECTION 7.  EXPENSES.  The Company agrees to pay Purchasers (i) any
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and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements of counsel to the Purchasers) incurred as a result of the negotiation and documentation of this Fourth Supplemental Agreement and (ii) from time to time any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements) hereafter incurred or sustained by the Purchasers in connection with the preservation of or enforcement of their rights under the Note Purchase Agreements or in respect of Company's other obligations to the Purchasers; and in connection with such agreements the Company shall remit to the Purchasers on the date hereof payment of an outstanding invoice for legal fees and disbursements dated October 17, 2000 in the amount of $8,923.94 and an advance (subject to refund to the Company to the extent not hereafter applied) of $25,000 in respect of such out-of-pocket costs and expenses hereafter incurred. The Company agrees to pay future invoices for legal fees and disbursements within ten (10) days of receipt by the Company.

          SECTION 8.  OBLIGATIONS IN FULL FORCE AND EFFECT; RECITALS. Except as
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herein amended and modified or otherwise herein expressly provided (by consent or waiver), the Note Purchase Agreements, as supplemented by this Fourth Supplemental Agreement, and the Ancillary Documents shall remain in full force and effect. All of the recitals to this Fourth Supplemental Agreement are hereby affirmed by each of the parties hereto as true statements of fact and hereby by reference are made part of this Fourth Supplemental Agreement as if fully set out herein.

          SECTION 9.  COUNTERPARTS. This Fourth Supplemental Agreement may be
                      ------------
executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same documents.

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       IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Supplemental Agreement as of the day and year specified above.

COMPANY:                                        PURCHASERS:

CONVERSE INC.                                   LIBRA INVESTMENTS, INC.


By:/s/ James E. Lawlor                          By:/s/ Jeffrey D. Benjamin
                                                   -----------------------
   Name:                                           Name:________________________
   Title: Senior Vice President and CFO            Title:_______________________
          -----------------------------
                                                FOOTHHILL PARTNERS III, L.P.


                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                                DDJ CANADIAN HIGH YIELD FUND
                                                By: DDJ Capital Management, LLC,
                                                    its attorney-in-fact


                                                By: /s/Judy K. Mencher
                                                    ----------------------------
                                                   Name:________________________
                                                   Title:_______________________

                                                B III CAPITAL PARTNERS, L.P.
                                                By:  DDJ Capital III, LLC,
                                                     its General Partner
                                                     By: DDJ Capital Management,
                                                         LLC, Manager


                                                By:/s/ Judy K. Mencher
                                                       ---------------
                                                   Name:________________________
                                                   Title:_______________________

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